Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hudson Technologies, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian F. Coleman, as Chief Financial Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Brian F. Coleman
                                        ---------------------------
                                        Brian F. Coleman
                                        Chief Financial Officer and
                                        President

                                        November 14, 2002